Capital Management (Tables)	12 Months Ended
Dec. 31, 2024
Capital Management [Abstract]
Schedule of Gearing Ratios

The gearing ratios at December 31, 2024 and 2023 were as follows:

	December 31, 2024	December 31, 2023
Total borrowings	$21,418,016	$25,089,421
Less: Cash and cash equivalents	(21,699,202)	(5,306,857)
Net (cash) / debt	(281,186)	19,782,564
Total equity	73,103,853	54,151,733
Total capital	$73,103,853	$73,934,297
Gearing ratio	0%	27%